UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2025

Registrant, State or Other Jurisdiction of Incorporation or Organization
Commission file number	Address of Principal Executive Offices, Zip Code and Telephone Number			I.R.S. Employer Identification No.

1-31447	CenterPoint Energy, Inc.			74-0694415
(a Texas corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-3187	CenterPoint Energy Houston Electric, LLC			22-3865106
(a Texas limited liability company)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-13265	CenterPoint Energy Resources Corp.			76-0511406
(a Delaware corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CenterPoint Energy, Inc.	Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Texas
CenterPoint Energy Houston Electric, LLC	6.95% General Mortgage Bonds due 2033	n/a	The New York Stock Exchange
CenterPoint Energy Resources Corp.	6.625% Senior Notes due 2037	n/a	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Operating Officer

On July 21, 2025, CenterPoint Energy, Inc. (the “Company”) appointed Jesus Soto, Jr. to the position of Executive Vice President and Chief Operating Officer of the Company, effective August 11, 2025.

Jesus Soto, Jr., 58, served as Executive Vice President, Utility Performance Solutions of Quanta Services, Inc. (“Quanta”), a publicly-traded energy infrastructure services company, since October 2023. He previously served as the Chief Operating Officer for Mears Group, Inc., a wholly-owned subsidiary of Quanta, from September 2019 to September 2023, and as Senior Vice President of Gas Operations for PG&E Corporation (“PG&E”), a publicly traded electric utility holding company serving approximately 16 million customers through its subsidiary Pacific Gas and Electric Company, from May 2012 to July 2019. Prior to joining PG&E, he served as Vice President of Operations Services and Vice President of Engineering and Construction for the Pipeline Group of El Paso Corporation, a former publicly traded natural gas and related energy products provider. Mr. Soto earned his bachelor's degree from the University of Texas at El Paso, his master's degree in civil engineering from Texas A&M University, and his master's degree in business administration from the University of Phoenix. Mr. Soto serves on the Board of Directors of GTI Energy, an energy technology development and training company, and as Chair of the Industry Pipeline Safety Management Systems Team of the American Petroleum Institute.

In connection with his appointment, Mr. Soto will receive a base salary of $725,000 per year and will be eligible to participate in the Company’s compensation and benefits plans and programs for similarly situated executives, including the Company’s change in control plan and incentive plans. The incentive plans include the Company’s Short-Term Incentive Plan (“STI”) and the Long-Term Incentive Plan (“LTI”). His initial target STI award level will be 80% of base salary, his target LTI award level will be 260% of base salary, and his awards for 2025 will not be subject to proration. In addition, to replace forfeited equity value from his prior employer, Mr. Soto will receive a buyout equity award consisting of restricted stock units valued at $6 million, which will vest 25% on each of the first four anniversaries of his employment start date, contingent upon his continued employment, or upon earlier disability, death or involuntary termination of employment by the Company without cause.

The appointment of Mr. Soto was not pursuant to any agreement or understanding between him and any other person. There is no family relationship between Mr. Soto and any director or executive officer of the Company, and there are no transactions between Mr. Soto and the Company that are required to be reported under Item 404(a) of Regulation S-K.

A copy of the press release announcing the appointment of Mr. Soto is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The description of the offer letter is qualified in its entirety by reference to the full text of the offer letter, which is included as Exhibit 10.1, hereto and incorporated by reference herein.

Deferred Compensation Plan

On July 17, 2025, the Board of Directors (the “Board”) of the Company approved the Fifth Amendment (the “Amendment”) to the CenterPoint Energy 2005 Deferred Compensation Plan (as amended and restated effective January 1, 2009 and thereafter amended) (the “Deferred Compensation Plan”) to allow officers at the senior vice president level or higher to defer compensation under the Deferred Compensation Plan up to 90% of salary and/or short term incentive compensation, effective January 1, 2026 and subject to the terms and conditions of the plan. The Deferred Compensation Plan is a nonqualified, unfunded plan for state and federal tax purposes, and participants are general, unsecured creditors of the Company.

The descriptions of the Deferred Compensation Plan and the Amendment are qualified in their entirety by reference to the full text of the Deferred Compensation Plan and the Amendment, which are included as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, hereto and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1	Jesus Soto, Jr. Offer Letter
10.2
Amended and Restated CenterPoint Energy 2005 Deferred Compensation Plan, effective January 1, 2009 (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2008)

10.3
First Amendment effective March 1, 2022 to Amended and Restated CenterPoint Energy 2005 Deferred Compensation Plan effective January 1, 2009 (incorporated by reference to Exhibit 10.10 of the Current Report on Form 8-K of the Company filed April 22, 2022)

10.4
Second Amendment effective May 1, 2022 to Amended and Restated CenterPoint Energy 2005 Deferred Compensation Plan effective January 1, 2009 (incorporated by reference to Exhibit 10.11 to the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2022)

10.5
Third Amendment effective October 1, 2023 to Amended and Restated CenterPoint Energy 2005 Deferred Compensation Plan effective January 1, 2009 (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2023)

10.6
Partial Termination Amendment effective April 1, 2024 to Amended and Restated CenterPoint Energy 2005 Deferred Compensation Plan effective January 1, 2009 (incorporated by reference to Exhibit 10(1) to the Annual Report on Form 10-K of the Company for the year ended December 31, 2023)

10.7	Form of Fifth Amendment Effective January 1, 2026 to Amended and Restated CenterPoint Energy 2005 Deferred Compensation Plan effective January 1, 2009
99.1	Press Release Issued July 21, 2025 regarding the appointment of Jesus Soto, Jr.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: July 21, 2025	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: July 21, 2025	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: July 21, 2025	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel